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                                                                    EXHIBIT 10.6

                             INFERENCE CORPORATION
                     1998 NON-MANAGEMENT STOCK OPTION PLAN
                       (amended as of January 19, 1999)

     1.  Purpose.  The purposes of this Plan are to attract and retain the best
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available personnel for positions of substantial responsibility, to provide additional incentive to the Employees of the Company and to promote the success of the Company's business. Options granted hereunder shall be Nonstatutory Stock Options.

     2.  Definitions.  As used herein, the following definitions shall apply:
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         (a)  "Board" shall mean the Board of Directors of the Company.
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         (b)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
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         (c)  "Committee" shall mean the Committee appointed by the Board of
               ---------
Directors in accordance with paragraph (b) of Section 3 of the Plan, if one is appointed.

         (d)  "Common Stock" shall mean the Company's Class A Common Stock,
               ------------
par value $0.01.

         (e)  "Company" shall mean Inference Corporation, a Delaware
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corporation.

         (f)  "Continuous Status as an Employee" shall mean the absence of any
               --------------------------------
interruption or termination of service as an Employee. Continuous Status as an Employee shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

         (g)  "Disability" shall mean a total and permanent disability as that
               ----------
term is defined in Section 22(e)(3) of the Code.

         (h)  "Employee" shall mean any person, excluding officers and
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directors, employed by the Company or any Parent or Subsidiary of the Company.

         (i)  "Exchange Act" shall mean the Securities Exchange Act of 1934, as
               ------------
amended.

         (j)  "Fair Market Value" shall mean: (i) if Shares are exchange-traded
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or traded on the NASDAQ National Market System ("NMS"), the closing sale or last sale price per share of the Shares; (ii) if Shares are regularly traded in any over-the-counter market other than NMS, the average of the bid and asked prices per share of the Shares; and (iii) if Shares are not traded as described in (i) and (ii) of this Section 2(j), the per share fair market value of the Shares as determined in good faith by the Board on such basis as the Board in its sole discretion shall choose. Fair Market Value as of a given date with respect to subparagraphs (i), (ii) and (iii) shall be determined as of the close of business on the date of determination, or if no trading in the Shares takes place on such date, on the next preceding trading day on which there has been such trading.
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         (k)  "Incentive Stock Option" shall mean an Option intended to qualify
               ----------------------
as an incentive stock option within the meaning of Section 422(b) of the Code.

         (l)  "Nonstatutory Stock Option" shall mean an Option not intended to
               -------------------------
qualify as an Incentive Stock Option.

         (m)  "Option" shall mean a stock option granted pursuant to the Plan.
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         (n)  "Optionee" shall mean an Employee who receives an Option.
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         (o)  "Option Termination Date" shall mean the date of expiration of the
               -----------------------
term of such Option as set forth in the written option agreement.

         (p)  "Parent" shall mean a "parent corporation", whether now or
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hereafter existing, as defined in Section 424(e) of the Code.

         (q)  "Plan" shall mean this Inference Corporation 1998 Non-Management
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Stock Option Plan.

         (r)  "Share" shall mean a share of Common Stock, as adjusted in
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accordance with Section 10 of the Plan.

         (s)  "Subsidiary" shall mean a "subsidiary corporation", whether now or
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hereafter existing, as defined in Section 424(f) of the Code.

     3.  Administration.
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         (a)  The Plan shall be administered by the Board, which shall have sole authority in its absolute discretion, subject to the terms of Section 3(b) herein, (i) to determine which Employees shall receive Options, (ii) subject to the express provisions of the Plan, to determine the time when Options shall be granted, the number of Shares subject to the Options, the exercise prices, and the terms and conditions of Options other than those terms and conditions fixed under the Plan, and (iii) to interpret the provisions of the Plan and any Option granted under the Plan. The Board shall adopt by resolution such rules and regulations as may be required to carry out the purposes of the Plan and shall have authority to do everything necessary or appropriate to administer the Plan. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees.

         (b) The Board may delegate administration of the Plan to a Committee of no less than two Directors. The Board may from time to time remove members from, or add members to, the Committee, and vacancies on the Committee shall be filled by the Board. Furthermore, the Board at any time by resolution may abolish the Committee and revest in the Board the administration of the Plan. (For purposes of this Plan document, the term "Board" shall mean the Committee to the extent that the Board's powers have been delegated to the Committee.)

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     4.  Eligibility.
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         (a)  Options may be granted only to Employees who render services which contribute to the Company.

         (b) The Plan shall not confer upon any Optionee any right to continue as an Employee of the Company, nor shall it interfere in any way with an Optionee's right or the Company's right to terminate Optionee's employment at any time, with or without cause.

         (c) The determination as to whether an Employee is eligible to receive Options hereunder shall be made by the Board in its sole discretion, and the decision of the Board shall be binding and final.

     5.  Number of Shares.  The maximum aggregate number of Shares which may be
         ----------------
optioned and sold under this Plan is Three Hundred Thousand (300,000) Shares of authorized but unissued Common Stock of the Company. In the event that Options granted under the Plan shall terminate or expire without being exercised, in whole or in part, the Shares subject to such unexercised Options may again be optioned and sold under this Plan.

     6.  Term of the Plan.  The Plan shall be effective as of June 18, 1998, and
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shall continue in effect until June 17, 2008, unless terminated earlier.

     7.  Exercise Price and Consideration.
         --------------------------------

         (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board in its sole discretion, but shall be no less than 100% of the Fair Market Value per Share on the date of grant.

         (b) The consideration to be paid for the Shares to be issued upon exercise of an Option shall consist of full payment in cash or cash equivalents or, with the consent of the Board, one of the alternative forms specified below:

              (i) full payment in shares of Common Stock (duly endorsed for transfer to the Company) held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the date of delivery; or

              (ii) full payment through a combination of cash or cash equivalents and shares of Common Stock (duly endorsed for transfer to the Company) held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the date of delivery; or

              (iii) full payment effected through a broker-dealer sale and remittance procedure pursuant to which the Optionee (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the

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aggregate option price payable for the purchased Shares plus all applicable
Federal and State income and employment taxes required to be withheld by the Company by reason of such purchase and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

              (iv) any other legal consideration that may be acceptable to the Board.

     8.  Exercise of Options.
         -------------------

         (a) Vesting of Options. Any Option granted hereunder shall be
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exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

         (b) Procedure for Exercise.  An Option may be exercised at any time
             ----------------------
as to all or any portions of the Shares as to which it is then exercisable, except that an Option may not be exercised for a fraction of a Share and shall be subject to any provision in the written option agreement governing the minimum number of Shares as to which the Option may be exercised. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 7(b) of the Plan.

         (c) Termination of Options.  All installments of an Option shall
             ----------------------
expire and terminate on such date(s) as the Board shall determine, but in no event later than ten (10) years from the date such Option was granted.

         (d) Death or Termination of Service of Optionee.  The following
             -------------------------------------------
provisions shall govern the exercise period applicable to any Options held by an Optionee at the time of his or her death or termination of service with the Company or any Parent or Subsidiary of the Company:

              (i)   Termination of Continuous Status as an Employee.  In the
                    -----------------------------------------------
event of termination of an Optionee's Continuous Status as an Employee for any reason other than Optionee's death or Disability, such Optionee may only exercise the Option within three (3) months (or such shorter period as specified in the written option agreement, but in no event less than thirty (30) days) after the date of such termination.

              (ii)  Disability of Optionee.  In the event of termination of an
                    ----------------------
Optionee's Continuous Status as an Employee as a result of the Optionee's Disability, the Optionee may only exercise the Option within twelve (12) months (or such shorter period as is specified in the written option agreement, but in no event less than six (6) months) from the date of such termination.

              (iii) Death of Optionee.  In the event of termination of an
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Optionee's Continuous Status as an Employee as a result of the Optionee's death, the Option may only be exercised any time within twelve (12) months (or such shorter period as is specified in the written

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option agreement, but in no event less than six (6) months) following the date of death by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance.

              (iv) Limitations.  Each Option shall, during the limited exercise
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period under this Section 8(d), be exercisable only as to the Shares for which the Option is exercisable on the date of the Optionee's death or termination of service with the Company. Under no circumstances shall any Option become exercisable under this Section 8(d) after the Option Termination Date. Upon the earlier of the expiration of such limited exercise period or the Option Termination Date, the Option shall terminate and cease to be exercisable.

              (v)  Immediate Termination.  Should (A) the Optionee's Continuous
                   ---------------------
Status as an Employee be terminated for misconduct (including, but not limited to, any act of dishonesty, willful misconduct, fraud or embezzlement) or (B) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Company or any Parent or Subsidiary, then in any such event all outstanding Options granted to the Optionee under this Plan shall terminate immediately and cease to be exercisable.

              (vi) Board Discretion to Accelerate.  The Board shall have
                   ------------------------------
complete discretion, exercisable either at the time the Option is granted or at any time the Option remains outstanding, to permit one or more Options granted under this Plan to be exercised during the limited exercise period applicable under this Section 8(d), not only for the number of Shares for which each such Option is exercisable at the time of the Optionee's death or termination of service but also for one or more subsequent installments of Shares for which the Option would otherwise have become exercisable had such death or termination of service not occurred.

         (e)  Extensions.  Notwithstanding the provisions covering the
              ----------
exercisability of Options following death or termination of service, as described in Section 8(d), the Board may, in its sole discretion, with the consent of the Optionee or the Optionee's estate (in the case of the death of Optionee), extend the period of time during which the Option shall remain exercisable, provided that in no event shall such extension go beyond the Option Termination Date.

     9.  Restrictions on Grants of Options and Issuance of Shares.
         --------------------------------------------------------
         (a)  Regulatory Approvals.  No Shares shall be issued or delivered upon
              --------------------
exercise of an Option unless and until there shall have been compliance with all applicable requirements of the Securities Act of 1933, as amended, (the "1933 Act"), and any other requirement of law or of any regulatory body having jurisdiction over such issuance and delivery. The inability of the Company to obtain any required permits, authorizations or approvals necessary for the lawful issuance and sale of any Shares hereunder on terms deemed reasonable by the Board shall relieve the Company, the Board, and any Committee of any liability in respect of the non-issuance or sale of such Shares as to which such requisite permits, authorizations, or approvals shall not have been obtained.

         (b)  Representations and Warranties.  As a condition to the granting or
              ------------------------------
exercise of any Option, the Board may require the person receiving or exercising such Option to make any representation and/or warranty to the Company as may be required (or deemed appropriate by the

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Board, in its discretion) under any applicable law or regulation, including but not limited to a representation that the Option and/or Shares are being acquired only for investment and without any present intention to sell or distribute such Option and/or Shares, if such a representation is required under the 1933 Act or any other applicable law, rule, or regulation.

     10.  Option Adjustments.
          ------------------
          (a)  Change in Capitalization.  If the outstanding shares of Common
               ------------------------
Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, upon authorization by the Board an appropriate and proportionate adjustment shall be made in the number or kind of shares, and the per-share option price thereof, which may be issued in the aggregate and to any individual Optionees under the Plan upon exercise of Options granted under the Plan; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federal taxable income to holders of Options granted under the Plan or the holders of Common Stock or other classes of the Company's securities.

          (b)  Dissolution or Liquidation:  Merger or Asset Sale.  In the event
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of the proposed dissolution or liquidation of the Company, the Board shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Board in its discretion may provide for an Optionee to have the right to exercise his or her Option until ten (10) days prior to such transaction as to all of the optioned stock covered thereby, including shares as to which the Option would not otherwise be exercisable. To the extent it has not been previously exercised, an Option will terminate immediately prior to the consummation of such proposed action.

          In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Option shall be assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the Option, the Optionee shall fully vest in and have the right to exercise the Option as to all of the optioned stock, including shares as to which it would not otherwise be vested or exercisable. If an Option becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale or assets, the Board shall notify the Optionee in writing or electronically that the Option shall be full vested and exercisable for a period of fifteen
(15) days from the date of such notice, and the Option shall terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger or sale of assets, the option confers the right to purchase or receive, for each share of optioned stock subject to the Option immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its parent, the Board may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the
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Option, for each share of optioned stock subject to the Option, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     11.  Option Agreement.  The terms and conditions of Options granted under
          ----------------
the Plan shall be evidenced by a written option agreement executed by the Company and the person to whom the Option is granted. Each option agreement shall incorporate the Plan by reference and shall include such provisions as are determined to be necessary or appropriate by the Board.

     12.  Amendment or Termination of the Plans.
          -------------------------------------
          (a)  Board Authority.  The Board may amend, suspend, alter, or
               ---------------
terminate the Plan at any time. To the extent necessary or desirable to comply with the Code or any other applicable law or regulation, the Company may obtain shareholder approval of any amendment to the Plan only in such a manner and to such a degree as required under applicable law.

          (b)  Limitation on Board Authority.  Notwithstanding the foregoing, no
               -----------------------------
amendment, suspension or termination of the Plan shall adversely affect Options granted on or prior to the date thereof, as evidenced by the execution of an option agreement by both the Company and the Optionee, without the consent of such Optionee.

     13.  Options Not Transferable.  Options granted under this Plan may not be
          ------------------------
sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent or distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.

     14.  No Rights in Shares Before Issuance and Delivery.  Neither the
          ------------------------------------------------
Optionee, his or her estate nor his or her transferees by will or the laws of descent and distribution shall be, or have any rights or privileges of, a shareholder of the Company with respect to any Shares issuable upon exercise of the Option unless and until certificates representing such Shares shall have been issued and delivered notwithstanding exercise of the Option. No adjustment will be made for a dividend or other rights where the record date is prior to the date such stock certificates are issued, except as provided in Section 10.

     15.  Taxes.  The Board shall make such provisions and take such steps as it
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deems necessary or appropriate for the withholding of any federal, state, local and other tax required by law to be withheld with respect to the grant or exercise of an Option under the Plan, including, without limitation, the deduction of the amount of any such withholding tax from any compensation or other amounts payable to an Optionee by the Company, or requiring an Optionee (or the Optionee's beneficiary or legal representative) as a condition of granting or exercising an Option to pay to the Company any amount required to be withheld, or to execute such other documents as the Board deems necessary or desirable in connection with the satisfaction of any applicable withholding obligation. The Optionee may request the Company to withhold from the Shares to be issued upon such exercise that number of Shares (based on the Fair Market Value of the Shares as of the day notice of exercise is received by the Company) that would satisfy any tax withholding requirement.

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     16.  Legends on Options and Stock Certificates.  Each option agreement and
          -----------------------------------------
each certificate representing Shares acquired upon exercise of an Option shall be endorsed with all legends, if any, required by applicable federal and state securities laws to be placed on the option agreement and/or the certificate.
The determination of which legends, if any, shall be placed upon option agreements and/or the certificates representing Shares shall be made by the Board in its sole discretion and such decision shall be final and binding.

     17.  Availability of Plan and Financial Statements.  A copy of this Plan
          ---------------------------------------------
shall be delivered to the Secretary of the Company and shall be shown by the Secretary to any eligible person making reasonable inquiry concerning the Plan. The Company shall also provide Optionees with financial statements of the Company at least annually.

     18.  Applicable Law.  This Plan shall be governed by and construed in
          --------------
accordance with the laws of the State of Delaware.

                                    /s/ Charles W. Jepson
                                    ------------------------------------------
                                    Charles W. Jepson, President and Chief
                                    Executive Officer


                                    /s/ Mark A. Wolf
                                    ------------------------------------------
                                    Mark A. Wolf, Chief Financial Officer

Date Plan approved by Board: June 18, 1998.

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